Lend Lease Funds
                                  (the "Trust")

       Supplement dated August 25, 2004 to the Prospectus and Statement of
                  Additional Information dated May 31, 2004


This Supplement updates certain information contained in Lend Lease Funds' Prospectus and Statement of Additional Information ("SAI") dated May 31, 2004. You should retain the Supplement for future reference.

Lend Lease Real Estate Investments, Inc. ("LLREI"), which has served as the investment adviser to Lend Lease U.S. Real Estate Securities Fund (the "Fund") since the Fund's inception, announced today that it has sold its ownership interest in Lend Lease Rosen Real Estate Securities LLC ("LLR"), the Fund's subadviser since inception, to an entity ("Holdings") wholly owned by Michael A. Torres, CEO of LLR, a trustee of the Trust and the Fund's portfolio manager. Under the terms of the Fund's subadvisory agreement with LLR and the Investment Company Act of 1940, as amended, this transaction effects a change of control of LLR that causes an assignment of the subadvisory agreement resulting in its automatic termination. In conjunction with this transaction, LLREI has terminated its advisory agreement with the Fund. To replace the terminated advisory and subadvisory agreements, the Trust's Board of Trustees approved an interim advisory agreement (the "Interim Agreement") on behalf of the Fund with Adelante Capital Management LLC (as LLR has been renamed following its acquisition by Holdings) ("ACM") on substantially the same terms as the outgoing agreements. The personnel involved in managing the Fund's portfolio are not expected to change as a result of the foregoing events. Under the terms of the Interim Agreement, Fund shareholders must approve a new advisory agreement before January 22, 2005 for ACM to serve as the Fund's investment manager beyond that date.

In addition, it is anticipated that Holdings, which currently holds all the interests in ACM, will engage in a private equity financing transaction resulting in the transfer of a minority interest in ACM to a third party prior to November 1, 2004. This subsequent transaction is expected to effect another change of control of ACM requiring further Trustee and Fund shareholder approval of successor advisory arrangements with ACM. ACM does not currently foresee that this anticipated change of control will materially affect its personnel or the advisory services provided to the Fund.

The Trust currently intends to call a meeting of Fund shareholders (the "Special Meeting") prior to January 22, 2005 to seek shareholder approval of (a) the Interim Agreement and any subsequent interim advisory agreement approved by the Trustees and (b) an ongoing advisory agreement to be effective from the date of shareholder approval going forward. The Fund will file a proxy statement with the Securities and Exchange Commission regarding approval of the foregoing advisory agreements and will provide stockholders with a definitive proxy statement containing more detailed information regarding the advisory agreements and the transactions described above prior to the Special Meeting. Shareholders are urged to read the definitive proxy statement when it becomes available.